Exhibit (j)(2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Financial Highlights" in the Post-Effective Amendment to Registration Statement on Form N1-A of Pilgrim Funds Trust.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Denver, Colorado
November 9, 2001